Supplement dated November 24, 2021
to the Prospectus, as supplemented, of the following fund (the Fund):
Fund	Prospectus Dated
Columbia Funds Series Trust II
Columbia Income Builder Fund	6/1/2021
Effective immediately, the changes described in this Supplement are hereby made to the Fund's prospectus.
Table 1 under the heading "Principal Investment Strategies" in the "More Information About the Fund" section of the Prospectus is hereby revised to replace the Fixed Income portion of Table 1 with the following information:
Table 1. Investment Category Ranges by Fund

Asset Class (Target Ranges set forth in Table 2)	Investment Category	Eligible Underlying Fund*	(Target Allocation Range—Under Normal Market Conditions)**
Fixed Income	Government Bonds	Columbia U.S. Treasury Index Fund	0–100%
	U.S. Investment Grade Bonds	Columbia Bond Fund	0–100%
		Columbia Corporate Income Fund	0–100%
		Columbia Quality Income Fund	0–100%
		Columbia Total Return Bond Fund	0–100%
	U.S. High Yield Bonds	Columbia High Yield Bond Fund	0–100%
		Columbia Income Opportunities Fund	0–100%
	Floating Rate	Columbia Floating Rate Fund	0–100%
	Emerging Market Bonds	Columbia Emerging Markets Bond Fund	0–100%
	Multi-Sector Bond	Columbia Diversified Fixed-Income Allocation ETF	0–100%
	Short and Ultrashort Bond	Columbia Limited Duration Credit Fund	0–100%
		Columbia Short Duration Bond ETF	0–100%
		Columbia Short Term Bond Fund	0–100%
		Columbia Ultra Short Term Bond Fund	0–100%
The rest of the section remains the same.
The following information is hereby added to "Appendix B" of the Prospectus:
Columbia Short Duration Bond ETF
Columbia Short Duration Bond ETF (the Fund) seeks investment results that, before fees and expenses, closely correspond to the performance of the Beta Advantage® Short Term Bond Index (the Index).
The Fund is an exchange-traded fund (ETF) that seeks to track the performance of the Index. The Fund invests substantially all its assets in securities within the Index, which are fixed income/debt instruments, or in securities, such as “to-be-announced” securities, including mortgage dollar rolls, that the Fund’s investment adviser, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), determines have economic characteristics that are substantially the same as the economic characteristics of the securities within the Index.
As part of its short duration bond focus, the Index reflects a rules-based strategic beta approach to measuring the performance of the debt market through representation of segments of the debt market in the Index, each focused on yield, quality, and liquidity of the particular segment. The Index, and therefore the Fund, will have exposure to the following segments of the debt market (% amount noted is the Index’s allocation to the particular segment at Index rebalancing and reconstitution): U.S. securitized debt (30%); U.S. corporate investment grade bonds (30%); U.S. corporate high yield bonds (20%); and emerging markets sovereign and quasi-sovereign debt (20%). The Index’s allocation to each of the four segments of the debt market, represented by six sub-index models, is fixed as of the date of each Index rebalancing and reconstitution, but may vary due to the performance of each segment between these events. The number of securities in each of the six sub-index models and the Index as a whole are subject to change. The six sub-index models will generate all of the component securities of the Index. The constituents of each sub-index model are market value-weighted, meaning each constituent’s weight is proportionate to its market value.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP163_01_006_(11/21)